Acquisitions	12 Months Ended
Jul. 02, 2011
Acquisitions [Abstract]
Acquisitions
17. ACQUISITIONS
     During fiscal 2011, in the aggregate, the company paid cash of $101.1 million for operations acquired during fiscal 2011 and for contingent consideration related to operations acquired in previous fiscal years. During fiscal 2011, Sysco acquired for cash broadline foodservice operations in central California; Los Angeles, California; Ontario, Canada; Lincoln, Nebraska and Trenton, New Jersey. The fiscal 2011 acquisitions were immaterial, individually and in the aggregate, to the consolidated financial statements.
     Certain acquisitions involve contingent consideration typically payable over periods up to five years only in the event that certain outstanding contingencies are resolved. As of July 2, 2011, aggregate contingent consideration amounts outstanding relating to acquisitions was $56.6 million, of which $46.0 million could result in the recording of additional goodwill.